UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 24, 2011
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
VW Credit Leasing, Ltd.
Volkswagen Auto Loan Enhanced Trust 2011-1
(Exact Names of Depositor/Co-Registrant/Issuing Entity as Specified in their Charters)
Delaware
(State or Other Jurisdiction of Incorporation)

333-160515 333-160515-01	11-3650483 38-6738618

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive	20171
Herndon, Virginia

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     The Registrant and Co-Registrant are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Loan Asset Backed Notes, Class A-2 Auto Loan Asset Backed Notes, Class A-3 Auto Loan Asset Backed Notes, and Class A-4 Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2011-1 described in the Preliminary Prospectus Supplement dated March 18, 2011, and the Supplement to the Preliminary Prospectus Supplement dated March 24, 2011.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters
8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2011-1 By: VW Credit, Inc., as Servicer
	By:	/s/ Martin Luedtke
		Name:	Martin Luedtke
		Title:	Treasurer

By:	/s/ Lawrence S. Tolep
	Name:	Lawrence S. Tolep
	Title:	Assistant Treasurer